                                                                      Exhibit 23

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the use of our report dated December 17, 2002, included in this Annual Report (Form 10-K No. 000-29665), for the year ended October 31, 2002, of Excelsior Venture Partners III, LLC.

                                                     ERNST & YOUNG LLP


New York, New York
January 29, 2003